SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2017
SUBSEQUENT EVENTS [abstract]
Disclosure of events after reporting period

17              39 SUBSEQUENT EVENTS

(a)                      At the meeting of the directors held on 28 March 2018, the directors proposed a final dividend of RMB0.08 per ordinary share for the year ended 31 December 2017, which is subject to the approval by the shareholders in general meeting(Note 33) . This proposed dividend was not reflected as a dividend payable in the Group’s and the Company’s financial statements as at 31 December 2017.

(b)                     On 27 December 2017, the directors of the Company proposed to hand over the land use rights of certain land parcels owned by the Company for resumption in accordance with laws in response to the urban renewal demand in Guangzhou City.

On 19 April 2018, the Company entered into the Resumption Compensation Agreement with the Guangzhou Land Development Center (“GLDC” or the “Purchaser”) and other vendors, pursuant to which the Purchaser agreed to resume the land use rights over the land with an initial total compensation of RMB 6.00 billion (subject to adjustments), of which the initial compensation amount payable to the Company will be approximately RMB 1.30 billion (subject to adjustments). GLDC is a public institution under the Guangzhou Land Resources and Planning Commission, which is responsible for the administration of government land reserve. The transaction is subject to the certain conditions, including the approval from the shareholders at the general meeting of the Company, and such conditions may or may not be fulfilled. If the conditions required for the completion of the transaction are not fulfilled, the transaction may not proceed.